SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  February 12, 1997

                         AMERICAN GENERAL CORPORATION
              (Exact name of registrant as specified in charter)

               Texas                 I-7981            74-0483432
          (State or other      (Commission File      (IRS Employer
          jurisdiction of           Number)          Identification
           incorporation)                             Number)

                  2929 Allen Parkway, Houston, Texas       77019
              (Address of principal executive offices)   (Zip Code)

    Registrant's telephone number, including area code:  (713) 522-1111




       Item 5.        Other Events

                       American General Corporation (the "Company") and USLIFE Corporation ("USLIFE") issued a joint News Release today, announcing the signing of a definitive agreement under which the Company will acquire USLIFE for a total consideration of $1.8 billion or $49.00 per share. The transaction, which is subject to approval by the shareholders of the Company and USLIFE, and by requisite regulatory authorities, is expected to close by the end of the second quarter of 1997.

        Item 7.        Financial Statements, Pro Forma Financial
                       Information and Exhibits.

                  (c)  Exhibits

                       Exhibit Number

                       10.1  Agreement and Plan of Merger, dated
                             February 12, 1997, by and among American
                             General Corporation, Texas Stars
                             Corporation and USLIFE Corporation.

                       99.1  News Release issued February 13, 1997.



                                 SIGNATURE

                  Pursuant to the requirements of the Securities
        Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        AMERICAN GENERAL CORPORATION

        Dated:  February 17, 1997      By:  /s/ Jon P. Newton
                                           -------------------------
                                           Vice Chairman and General
                                                 Counsel



                               EXHIBIT INDEX

        Exhibit
        Number                     Description
        -------                    -----------
        10.1 Agreement and Plan of Merger, dated February 12, 1997, by and among American General
                       Corporation, Texas Stars Corporation and
                       USLIFE Corporation.

        99.1           News Release issued February 13, 1997.